UNITED STATES

 SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO

SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):

June 22, 2022

Blue Dolphin Energy Company
(Exact name of registrant as specified in its charter)

Delaware	0-15905	73-1268729
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

801 Travis Street, Suite 2100

Houston, TX 77002

(Address of principal executive office and zip code)

(713) 568-4725

(Registrant’s telephone number, including area code)

(Not Applicable)

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol (s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	BDCO	OTCQX

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.☐

Item 3.01 Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

As previously reported, Blue Dolphin Energy Company, a Delaware corporation (“Blue Dolphin”), was notified by the OTC Markets Group Inc. (“OTC”) in a letter dated January 14, 2022 that Blue Dolphin was out of compliance with Section 2.5 of OTCQX Rules, which require OTCQX listed companies to conduct annual shareholders’ meetings. To regain compliance, OTC granted Blue Dolphin a cure period to hold an annual meeting of stockholders within calendar year 2022. As of the filing date of this Current Report on Form 8-K, Blue Dolphin satisfied the requirements and was in full compliance with Section 2.5 of OTCQX Rules. OTC has indicated that the compliance issue will be resolved upon the filing of the Current Report on Form 8-K regarding the results of its annual meeting as described in Item 5.07.

Item 5.07 Submission of Matters to a Vote of Security Holders.

Blue Dolphin held its Annual Meeting of Stockholders (the “Annual Meeting”) on June 22, 2022 at 10:00 a.m. local time. At the Annual Meeting, stockholders considered proposals to: (i) elect five (5) director nominees, all of whom shall serve until the next annual meeting of stockholders, or in each case until their successors are duly elected and qualified, or until their earlier resignation or removal and (ii) ratify the selection of UHY LLP (“UHY”) as Blue Dolphin’s independent public accounting firm for the fiscal year ending December 31, 2022. The voting results are set forth below:

1. All director nominees were elected:

			Votes	Broker
	For	Against	Withheld	Non-Votes
Jonathan P. Carroll	10,534,908	-	542	7,644
Amitav Misra	10,534,033	-	1,443	7,644
Christopher T. Morris	10,534,577	-	899	7,644
Ryan A. Bailey	10,534,934	-	542	7,644
Herbert N. Whitney	10,535,034	-	442	7,644

2. UHY was ratified:

			Broker
For	Against	Abstain	Non-Votes
10,542,805	289	1,248	7,644

No other business was presented or discussed during the Annual Meeting.

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: June 27, 2022

Blue Dolphin Energy Company

/s/ JONATHAN P. CARROLL

Jonathan P. Carroll

Chairman of the Board, Chief Executive Officer, President, Assistant Treasurer and Secretary (Principal Executive Officer, Principal Financial Officer, and Principal Accounting Officer)

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